Exhibit 99.1

Bottomline Technologies Reports First Quarter Fiscal Year 2022 Results

Strong Subscription Revenue Growth Highlights First Quarter

PORTSMOUTH, N.H. - November 9, 2021 - Bottomline Technologies (Nasdaq: EPAY), a leading provider of financial technology that makes complex business payments simple, smart and secure, today reported financial results for the first quarter ended September 30, 2021.
“We continued to drive strong subscription revenue growth during the first quarter,” said Rob Eberle, CEO. “We are prioritizing subscription revenue growth and new product offerings and executed well on those key objectives during the quarter. Our strategic plan remains focused on increasing our TAM and competitive advantage through an ever-broader set of solutions that target the large and growing markets where we have a leadership position. We are confident in our fiscal 2022 plan and our goal to drive 15 to 20 percent growth in subscription revenue on a sustainable basis. We are equally confident that continued subscription growth and execution against our strategic plan will reward shareholders."

Subscription revenue was $103.5 million for the first quarter, an increase of 15% as compared to the first quarter of last year. Subscription revenue was 84% of total revenues, up 4 percentage points from 80% in the prior year.

Total revenues in the first quarter were $123.6 million, an increase of 10% as compared to the first quarter of last year. GAAP net loss for the first quarter was $(4.9) million, which was (4)% of overall revenue. GAAP net loss per share was $(0.11) for the first quarter.

Adjusted EBITDA for the first quarter was $23.1 million, which was 19% of overall revenue. Core earnings per share was $0.22 for the first quarter. Adjusted EBITDA and core earnings per share are calculated as discussed in the “Non-GAAP Financial Measures” section that follows.

“We had a strong start to the 2022 fiscal year in the first quarter.” said Bruce Bowden, CFO. “Our decision to invest in continued innovation and intensified go-to-market efforts is driving pronounced growth, especially in our primary payment platforms. We are confident that we will deliver on our full year financial objectives.”

First Quarter Customer Highlights

•24 organizations selected Paymode-X to automate their AP processes, with clients spanning a wide variety of industries such as healthcare, higher education, property management and public administration.

•A regional credit union selected Bottomline’s banking solutions platforms to help it compete and grow its corporate and business banking franchises through Bottomline's intelligent engagement solutions. A $22B bank and long-standing customer expanded its relationship with Bottomline to service its small business customers with a Small Business package of solutions to significantly enhance the customer experience for their end users.

•8 new customers chose Bottomline's legal spend management solutions to automate, manage and control their legal spend.

First Quarter Strategic Corporate Highlights

•AiteNovartica placed Bottomline’s Digital Banking IQ in the best-in-class position in the Aite Matrix: Leading U.S. Cash Management Vendors. This is the third consecutive report in which Bottomline’s platform has received the best-in-class in this important evaluation.

•Celent cited Bottomline’s Digital Banking IQ Payments and Cash Management solution as part of its XCelent Awards for 2021 highlighting user interface, use of behavioral insights and artificial intelligence, real time payment fraud/risk protection and flexible integration as among Digital Banking IQ’s stand out features.

•The Open Banking Expo 2021 Awards honored Bottomline with the Best-Banking-as-a-Service Solution Award for its industry-leading Confirmation of Payee solution, which offers enhanced bank account verification services to support UK banks’ efforts to detect and prevent fraudulent activity.

•Quadrant Knowledge Solutions named Bottomline as a technology leader for insider risk management. Quadrant highlighted the company’s Insider and Employee Fraud solution in the recently-released Spark Matrix™: Insider Risk Management 2021 report.

•Bottomline launched its real-time Watchlist Screening tool to help financial institutions and businesses reduce payments-related fraud and financial crimes. The tool works to screen sanctions lists and provide alerts to users, helping to ensure compliance with international regulatory bodies.

•Bottomline recently appointed Mike Curran, Phil Hilal and Larry Klane to its board of directors, expanding the board to eleven directors.

•Following the quarter close, Bottomline acquired Bora Payment Systems, which has developed automated payables technology for straight-through processing (STP) to streamline credit card processing. The STP technology fully automates B2B virtual card payment acceptance, expanding the features and capabilities of the Paymode-X network and driving customer and channel partner value by reducing the cost and effort to execute virtual card transactions.

Bottomline will host a conference call today, November 9, 2021, at 5:00pm ET, to discuss its first quarter fiscal year 2022 results. The live call can be accessed at (877) 407-3980 (U.S.) or (201) 689-8475 (International), or through the webcast link located on Bottomline's investor relations site at https://investors.bottomline.com.

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About Bottomline Technologies
Bottomline Technologies (Nasdaq: EPAY) makes complex business payments simple, smart, and secure. Corporations and banks rely on Bottomline for domestic and international payments,

efficient cash management, automated workflows for payment processing and bill review, and fraud detection, behavioral analytics and regulatory compliance solutions. Thousands of corporations around the world benefit from Bottomline solutions. Headquartered in Portsmouth, NH, Bottomline delights customers through offices across the U.S., Europe, and Asia-Pacific. For more information visit www.bottomline.com.

In connection with this earnings release and our associated conference call, we will be posting additional material financial information (such as financial results, non-GAAP financial projections and non-GAAP to GAAP reconciliations) within the “Investors” section of our website at www.bottomline.com/us/about/investors.

Cautionary Language
This press release and our responses to questions on our conference call discussing our quarterly results may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements reflecting our expectations about our ability to execute on our strategic plans, achieve future growth and profitability, achieve financial goals, expand margins and increase shareholder value. Any statements that are not statements of historical fact (including but not limited to statements containing the words “likely,” “should,” “may,” “believes,” “plans,” “anticipates,” “expects,” “forecasts,” “look forward,” “opportunities,” “confident,” “trends,” “future,” “estimates,” “targeted,” "on track," and similar expressions) should be considered to be forward-looking statements. Statements about the effects of the current and near-term market and macroeconomic environment on Bottomline, including on its business, operations, financial performance and prospects, may constitute forward-looking statements, and are based on assumptions that involve risks and uncertainties that are subject to change based on various important factors (some of which are beyond Bottomline's control). Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors including, among others, competition, market demand, technological change, strategic relationships, recent acquisitions, international operations and general economic conditions, including the potential effects of the COVID-19 pandemic on any of the foregoing. For additional discussion of factors that could impact Bottomline Technologies' operational and financial results, refer to our Form 10-K for the fiscal year ended June 30, 2021 and the subsequently filed Form 10-Q's and Form 8-K's or amendments thereto. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date. We do not assume any obligation to update any forward-looking statements to reflect events or circumstances after today’s date or to reflect the occurrence of unanticipated events.

Contact:
Investor Relations
Amy Brownrigg
Bottomline
(603) 501-4899
Investors@bottomline.com

Corporate Communications
John Stevens
Bottomline
(603) 501-4840
pr@bottomline.com

BTInvestorPR

Non-GAAP Financial Measures

We have presented supplemental non-GAAP financial measures as part of this earnings release. We believe that these supplemental non-GAAP financial measures are useful to investors because they allow for an evaluation of the company with a focus on the performance of its core operations, including more meaningful comparisons of financial results to historical periods and to the financial results of less acquisitive peer and competitor companies. Core net income, core earnings per share, constant currency information, Adjusted EBITDA and Adjusted EBITDA as a percent of revenue are all non-GAAP financial measures.
Core net income and core earnings per share exclude certain items, specifically amortization of acquisition related intangible assets, stock-based compensation, acquisition and integration-related expenses, restructuring related costs, excess depreciation expense associated with restructuring events, third party professional fees related to shareholder engagement initiatives, minimum pension liability adjustments, amortization of debt issuance costs and other costs and other non-core or nonrecurring benefits or expenses that may arise from time to time.
Acquisition and integration-related expenses include legal and professional fees and other direct transaction costs associated with business and asset acquisitions, costs associated with integrating acquired businesses, including costs for transitional employees or services and integration related professional services costs and other incremental charges we incur as a direct result of acquisition and integration efforts.
Periodically, such as in periods that include significant foreign currency volatility, we may present certain metrics on a “constant currency” basis, to show the impact of period to period results normalized for the impact of foreign currency rate changes. We calculate constant currency information by translating prior period financial results using current period foreign exchange rates.
Adjusted EBITDA and Adjusted EBITDA as a percent of revenue represent our GAAP net income or loss and GAAP net income or loss as a percent of revenue, respectively, adjusted for charges related to interest expense, income taxes, depreciation and amortization and other charges as noted in the reconciliation that follows.
Our executive management team uses these same non-GAAP financial measures internally to assess the ongoing performance of the company. The same non-GAAP information is used for corporate planning purposes, including the preparation of operating budgets and in communications with our board of directors with respect to our core financial performance. Since this information is not a GAAP measurement of financial performance, there are material limitations to its usefulness on a stand-alone basis, including the lack of comparability of this presentation to the GAAP financial results of other companies. This non-GAAP financial information should not be considered in isolation from, or as a substitute for, our financial results presented in accordance with GAAP.

Non-GAAP Financial Measures (Continued)

Reconciliation of Core Net Income

A reconciliation of core net income to GAAP net (loss) income for the three months ended September 30, 2021 and 2020 is as follows:

	Three Months Ended September 30,
	2021	2020
	(in thousands)
GAAP net (loss) income	$(4,907)	$391
Amortization of acquisition-related intangible assets	5,071	5,029
Stock-based compensation plan expense	13,912	9,973
Acquisition and integration-related expenses	201	245
Restructuring expense	386	70
Minimum pension liability adjustments	(317)	(25)
Shareholder engagement fees	947	—
Amortization of debt issuance costs	103	103
Other non-core expense	27	—
Tax effects on non-GAAP income	(5,814)	(2,422)
Core net income	$9,609	$13,364
Reconciliation of Diluted Core Earnings per Share
A reconciliation of our diluted core earnings per share to our GAAP diluted net (loss) income per share for the three months ended September 30, 2021 and 2020 is as follows:

	Three Months Ended September 30,
	2021	2020
GAAP diluted net (loss) income per share	$(0.11)	$0.01
Plus:
Amortization of acquisition-related intangible assets	0.12	0.12
Stock-based compensation plan expense	0.32	0.23
Acquisition and integration-related expenses	—	0.01
Restructuring expense	0.01	—
Minimum pension liability adjustments	(0.01)	—
Shareholder engagement fees	0.02	—
Tax effects on non-GAAP income	(0.13)	(0.06)
Diluted core earnings per share	$0.22	$0.31

Non-GAAP Financial Measures (Continued)

A reconciliation of our non-GAAP weighted average shares used in computing diluted core earnings per share to our GAAP weighted average shares used in computing basic and diluted net (loss) income per share for the three months ended September 30, 2021 and 2020 is as follows:

	Three Months Ended September 30,
	2021	2020
	(in thousands)
Numerator:
Core net income	$9,609	$13,364
Denominator:
Weighted average shares used in computing basic net (loss) income per share for GAAP	43,273	42,457
Impact of dilutive securities (stock options, restricted stock awards and employee stock purchase plan) (1)	29	314
Weighted average shares used in computing diluted core earnings per share	43,302	42,771

(1)     These securities are dilutive on a GAAP basis in periods where we report GAAP net income. These securities are anti-dilutive on a GAAP basis in periods where we report GAAP net loss.

Reconciliation of Adjusted EBITDA
A reconciliation of our adjusted EBITDA to our GAAP net (loss) income for the three months ended September 30, 2021 and 2020 is as follows:

	Three Months Ended September 30,
	2021	2020
	(in thousands)
GAAP net (loss) income	$(4,907)	$391
Adjustments:
Other expense and pension adjustments	1,008	1,026
Income tax (benefit) provision	(2,805)	1,764
Depreciation and amortization	9,195	7,699
Amortization of acquisition-related intangible assets	5,071	5,029
Stock-based compensation plan expense	13,912	9,973
Shareholder engagement fees	947	—
Acquisition and integration-related expenses	201	245
Restructuring expense	386	70
Other non-core expense	110	48
Adjusted EBITDA	$23,118	$26,245

Adjusted EBITDA as a percent of Revenue

A reconciliation of adjusted EBITDA as a percent of revenue to GAAP net loss as a percent of revenue for the three months ended September 30, 2021 and 2020 is as follows:

	Three Months Ended September 30,
	2021	2020
GAAP net (loss) income as a percent of revenue	(4%)	0%
Adjustments:
Other expense and pension adjustments	1%	1%
Income tax (benefit) provision	(2%)	2%
Depreciation and amortization	8%	7%
Amortization of acquisition-related intangible assets	4%	4%
Stock-based compensation plan expense	11%	9%
Shareholder engagement fees	1%	0%
Adjusted EBITDA as a percent of revenue	19%	23%

Bottomline Technologies
Unaudited Condensed Consolidated Statement of Operations
(in thousands, except per share amounts)

	Three Months Ended September 30,
	2021	2020
Revenues:
Subscriptions	$103,496	$90,384
Software licenses	927	977
Service and maintenance	18,708	20,564
Other	474	440
Total revenues	123,605	112,365
Cost of revenues:
Subscriptions	42,693	35,218
Software licenses	81	90
Service and maintenance	9,252	10,916
Other	295	309
Total cost of revenues	52,321	46,533
Gross profit	71,284	65,832
Operating expenses:
Sales and marketing	33,814	25,743
Product development and engineering	21,465	18,499
General and administrative	17,749	13,626
Amortization of acquisition-related intangible assets	5,071	5,029
Total operating expenses	78,099	62,897
(Loss) income from operations	(6,815)	2,935
Other expense, net	(897)	(780)
(Loss) income before income taxes	(7,712)	2,155
Income tax benefit (provision)	2,805	(1,764)
Net (loss) income	$(4,907)	$391
Net (loss) income per share:
Basic	$(0.11)	$0.01
Diluted	$(0.11)	$0.01
Shares used in computing net (loss) income per share:
Basic	43,273	42,457
Diluted	43,273	42,771

Bottomline Technologies
Unaudited Condensed Consolidated Balance Sheets
(in thousands)
	September 30,	June 30,
	2021	2021
ASSETS
Current assets:
Cash, cash equivalents and marketable securities	$125,385	$144,148
Cash and cash equivalents, held for customers	7,431	9,836
Accounts receivable	67,115	72,978
Other current assets	37,901	34,653
Total current assets	237,832	261,615
Property and equipment, net	66,293	68,471
Operating right-of-use assets, net	28,732	27,570
Goodwill and intangible assets, net	406,621	409,389
Other assets	48,549	48,683
Total assets	$788,027	$815,728
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$9,753	$11,428
Accrued expenses and other current liabilities	54,470	45,925
Customer account liabilities	7,431	9,836
Deferred revenue	75,876	88,679
Total current liabilities	147,530	155,868
Borrowings under credit facility	130,000	130,000
Deferred revenue, non-current	11,459	12,559
Operating lease liabilities, non-current	27,996	26,629
Deferred income taxes	9,702	14,574
Other liabilities	20,601	19,864
Total liabilities	347,288	359,494
Stockholders' equity
Common stock	49	49
Additional paid-in-capital	833,563	819,392
Accumulated other comprehensive loss	(21,376)	(16,081)
Treasury stock	(169,746)	(150,282)
Accumulated deficit	(201,751)	(196,844)
Total stockholders' equity	440,739	456,234
Total liabilities and stockholders' equity	$788,027	$815,728